SECURITIES AND EXCHANGE COMMISSION
			                            Washington, DC  20549



                              				   FORM 8-K


                            				 CURRENT REPORT




              		       Pursuant to Section 13 or 15(d) of
		                    the Securities Exchange Act of 1934


        Date or Report (Date of earliest event reported):  April 17, 1997







                  			  BIOTECHNICA INTERNATIONAL, INC.
	         (Exact name of registrant as  specified in its charter)




	   Delaware                        0-11854                   22-2344703
(State or other jurisdiction of  (Commission File         (I.R.S. Employer
incorporation or organization)       Number)             Identification No.)



                     4001 North War Memorial Drive, Peoria, IL      61614
	                    (Address of principal executive offices)     (Zip Code)


         Registrant's telephone number, including area code:  309/681-0300




             _____________________________________________________________
              (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS

FOR IMMEDIATE RELEASE:  April 17, 1997

CONTACT:        Bruno Carette, President and Chief Operating Officer
              		Edward M. Germain, Chief Financial Officer
	              	BioTechnica International, Inc.
	              	4001 N. War Memorial Drive - Suite 200
	              	Peoria, IL  61614
	             	(309) 681-0300

BIOTECHNICA INTERNATIONAL, INC. ANNOUNCES THAT THE
NASDAQ-NMS HAS DELISTED THE COMPANY'S COMMON STOCK

BioTechnica International, Inc. (NASDAQ: BIOT) (the "Company") has been informed by The NASDAQ Stock Market, Inc. that the Common Stock of the Company has been de-listed by the NASDAQ National Market System effective April 17, 1997. This action of the NASDAQ Stock Market, Inc. was taken subsequent to the filing of an appeal by the Company to remain on the
National Market System dated March 31, 1997.   The NASDAQ Stock Market, Inc.
has informed the Company that it may be eligible to trade on the OTC Bulletin Board.

BioTechnica International, Inc. is an agricultural products company dedicated principally to the production and marketing of proprietary hybrid corn, soybean, alfalfa, and other field seed products throughout the Midwest Corn Belt region of the United States.



Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               								    BioTechnica International Inc.


							By:                                 /s/ Edward M Germain
       Date: April 17, 1997                Edward M Germain
							                                 			Chief Financial Officer